Fees Summary	Apr. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,750,000.00
Previously Paid Amount	0.00
Total Fee Amount	76,511.73
Total Offset Amount	0.00
Net Fee	$ 76,511.73
Final Prospectus	false